Exhibit 23


                     CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-39647, No. 33-45167 and No. 33-46719) of Trimble Navigation Limited of our report dated June 4, 2001, with respect to the financial statements and schedule of the Trimble Navigation Savings and Retirement Plan included in this Annual Report Form 11-K.





                                            /s/ MOHLER, NIXON & WILLIAMS
                                            ----------------------------
                                              MOHLER, NIXON & WILLIAMS
                                               Accountancy Corporation



Campbell, California
June 26, 2001


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